UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2009

Freedom Depository, LLC, on behalf of
USAutos Series 2004-1 Trust
(Exact name of registrant as specified in its charter)
Delaware
001-32344
72-1545842
(State or other jurisdiction of
incorporation or
organization)
(Commission
File Number)
(IRS Employer
Identification
Number)
7801 North Capital of Texas Highway, Suite 300, Austin, Texas 78731
(Address of principal executive offices) (Zip Code)
Registrant's telephone number including area code (512) 342-3000.
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-
2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-
4(c))

The USAutos 2004-1 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of October 1, 2004, between Freedom
Depository, LLC, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of October 28, 2004.

Section 8 - Other Events
Item 8.01 Other Events.

On March 3, 2009, a distribution was made to the holders of the certificates issued by the
Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The issuers of the underlying securities, or guarantor thereof, or successor thereto, as applicable, are subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on the issuers of the underlying securities, or guarantor thereof, or successor thereto, as applicable, please see their periodic and current reports filed with the Securities and Exchange Commission (the "Commission").
Such reports and other information required to be filed pursuant to the Exchange Act, by the issuers of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Commission at
100 F Street, N.E., Washington, D.C. 20549. The Commission also maintains a site on the
World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the
Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither the Depositor nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither the
Depositor nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuers of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed that would affect the accuracy or completeness of the publicly available documents described above. The chart below lists each trust, the issuer(s) or guarantor, or successor thereto, of the related underlying security issuers, and their respective Exchange Act file numbers, if applicable.

Underlying Securities Issuer(s) or Guarantor,
or successor thereto

Exchange Act File Number
GMAC, LLC
001-03754
Ford Motor Credit Company 001-06368

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:
Trustee's Report with respect to the March 3, 2009 Distribution Date for the
USAutos Series 2004-1 Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM DEPOSITORY, LLC
By: /s/ Sean A. Dobson
________________________________
Date: March 13, 2009 Name: Sean A. Dobson
Title: President

EXHIBIT INDEX

Exhibit
99.1 Trustee's Report with respect to the March 3, 2009 Distribution Date for the
USAutos Series 2004-1 Trust